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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 8, 2003
Date of Earliest Event Reported: April 2, 2003

ON COMMAND CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

00-21315	77-0435194
(Commission File Number)	(I.R.S. Employer Identification No.)

4610 South Ulster Street, 6th Floor
Denver, CO 80237
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (720) 873-3200

(Former name or former address, if changed from last report)

ON COMMAND CORPORATION

FORM 8-K

April 8, 2003

Item 7. Financial Statements and Exhibits

99.1
Press release dated April 2, 2003 of On Command Corporation, (the "Company") announcing its operating and financial results for the fourth quarter and year ended December 31, 2002.

Item 9. Regulation FD Disclosure

        On April 2, 2003, the Company issued a press release announcing its operating and financial results for the fourth quarter and year ended December 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

        The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

        Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2003

ON COMMAND CORPORATION
By:	/s/ BERNARD G. DVORAK Bernard G. Dvorak Senior Vice President, Chief Financial Officer and Treasurer (Principal Accounting and Financial Officer)

EXHIBT INDEX

Exhibit	Description
99.1	Press release dated April 2, 2003 of On Command Corporation, (the "Company") announcing its operating and financial results for the fourth quarter and year ended December 31, 2002.

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBT INDEX